FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is dated as of [—], 2008, by and among Middle Kingdom Alliance Corp., a corporation incorporated in the State of Delaware, or its successors (the “Company”),and ARCH DIGITAL HOLDINGS LIMITED, a company incorporated in the British Virgin Islands (“Arch BVI”) and Capital Ally Investments Limited, a company incorporated in the British Virgin Islands (“Capital Ally”). Each of Arch BVI and Capital Ally is sometimes referred to herein as a “Shareholder,” and collectively as the “Shareholders.”

RECITALS

WHEREAS, the Company has entered into an Agreement and Plan of Merger, Conversion and Share Exchange which contemplates the (i) merger of the Company into its wholly owned Arizona subsidiary (“MK Arizona”), (ii) the subsequent conversion of MK Arizona into a Cayman Islands company by a transfer of domicile, (iii) the registration and continuation of MK Arizona as a Cayman Islands company (“MK Cayman”), and (iv) the acquisition by MK Cayman of the operations and business of Pypo Digital Company Limited , a limited company incorporated in the Cayman Islands (“Pypo Cayman”) by way of a share exchange (the “Business Combination”).

WHEREAS, the Company and the Shareholders desire to enter into this Agreement in order to, among other things, reflect the registration rights to be provided to the Shareholders in connection with the up to 68,000,000 ordinary shares of MK Cayman and warrants to purchase 3,400,000 ordinary shares of MK Cayman to be issued to the Shareholders in connection with the Business Combination and the other transactions contemplated in connection therewith.

NOW, THEREFORE, in consideration of the mutual promises and covenants and agreements set forth herein, the Company and the Shareholders hereby agree as follows:

AGREEMENT

1. Registration Rights.

1.1 Definitions. For purposes of this Section 1:

(a) Demand Notice. The term “Demand Notice” means a written notice executed by Arch BVI or Capital Ally.

(b) Effective Date. The term “Effective Date” means with respect to any Registration Statement the earlier of (i) the one hundred twentieth (120th) day following the Filing Date (as defined below) or (ii) in the event the Registration Statement receives a “full review” by the SEC, the one hundred fiftieth (150th) day following the Filing Date or (iii) the date which is within three Business Days after the date on which the SEC informs the Company the (x) the SEC will not review a Registration Statement or (y) the Company may request the acceleration of the effectiveness of a Registration Statement and the Company makes such request; provided, that, if the Effective Date falls on a Saturday, Sunday or any other day that is a legal holiday or a day on which the SEC is authorized or required by law or other government action to close, the Effective Date shall be the following Business Day.

(c) Filing Date. The term “Filing Date” means the sixtieth (60th) day following the delivery date of a Demand Notice or such later date as specified in the Demand Notice or as agreed by Arch BVI and Capital Ally; provided, that, if the Filing Date falls on a Saturday, Sunday or any other day that is a legal holiday or a day on which the SEC is authorized or required by law or other government action to close, the Filing Date shall be the following Business Day.

(d) Holder. For purposes of this Section 1 and Section 2 hereof, the term “Holder” or “Holders” means any person or persons owning of record Registrable Securities (as defined in subsection 1(g) below) or any assignee of record of such Registrable Securities to whom rights under this Section 1 have been duly assigned in accordance with this Agreement; provided, however, that for purposes of this Agreement, a record holder of securities convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities.

(e) Registration. The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement.

(f) Registration Statement. A “Registration Statement” is any registration statement filed pursuant to Section 1.2 of this Agreement.

(g) Registrable Securities. The term “Registrable Securities” means: (i) any and all ordinary shares, par value $.001, of MK Cayman and ordinary shares of MK Cayman underlying exercisable or convertible securities (“Shares”) beneficially owned by the Shareholders as a result of the Business Combination and (ii) any Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of, all such Shares described in clause (i) of this subsection (f).

(h) Rule 415. The term “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(i) Securities Act. The term “Securities Act” means the Securities Act of 1933, as amended.

(j) SEC. The term “SEC” means the United States Securities and Exchange Commission.

1.2 Mandatory Registration.

(a) Registration. If a Demand Notice is delivered by Arch BVI or Capital Ally, then on or prior to the Filing Date, the Company shall use its commercially reasonable efforts prepare and file with the SEC a “resale” Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register the Registrable Securities on Form S-3, such registration shall be on an appropriate form in accordance herewith and the Securities Act and the rules promulgated thereunder). The Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effective Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 of the Securities Act as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Effective Period”). The Company shall request that the effective time of any such Registration Statement be no later than 5:00 p.m. Eastern Time on the Effective Date.

(b) In the event that the Company is unable to register all of the Registrable Securities for resale under Rule 415 due to limits imposed by the SEC’s interpretation of Rule 415, the Company will file a Registration Statement under the Securities Act with the SEC covering the resale by the Holders of such lesser amount of the Registrable Securities as the Company is able to register pursuant to the SEC’s interpretation of Rule 415 and use its commercially reasonable efforts to have such Registration Statement declared effective as promptly as possible and, when permitted to do so by the SEC, to file subsequent registration statement(s) under the Securities Act with the SEC covering the resale of any Registrable Securities that were omitted from previous registration statement(s) and use its commercially reasonable efforts to have such registration declared effective as promptly as possible thereafter. In furtherance of the Company’s obligations set forth in the preceding sentence, the parties agree that in the event that any Holder shall deliver to the Company a written notice at any time after the later of (x) the date which is six months after the Effective Date of the latest Registration Statement filed pursuant to Section 1.2(a) or 1.2(b) hereof, as applicable, or (y) the date on which all Registrable Securities registered on all of the prior Registration Statements filed pursuant to Section 1.2(a) and 1.2(b) hereof are sold, that the Company shall file, within thirty (30) days following the date of receipt of such written notice, an additional Registration Statement registering all Registrable Securities that were omitted from the initial Registration Statement.

(c) All expenses incurred in connection with a registration pursuant to this Section 1.2, including without limitation all registration and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters’ discounts and commissions and fees of counsel to the Holders), shall be paid by the Company. Each Holder participating in a registration pursuant to this Section 1.2 shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and of any counsel for the selling Holder(s). Notwithstanding the foregoing, the Company shall not be required to pay the expenses of any registration proceeding begun pursuant to this Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered.

1.3 Piggyback Registrations. If at any time during the Effective Period there is not an effective registration statement covering all the Registrable Securities and the Company shall determine to file a registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to (i) any employee benefit plan or (ii) a corporate reorganization, merger or acquisition), then the Company shall notify all Holders in writing at least thirty (30) calendar days prior to such filing and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) calendar days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include its Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If a registration statement under which the Company gives notice under this Section 1.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include its Registrable Securities in a registration pursuant to this Section 1.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected by the Company for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, (i) with respect to a registration statement initiated by the Company for its own account, first, to the Company, and second, the holders of securities, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights(pro rata in accordance with the number of securities which each such person has actually requested to be included in such registration, regardless of the number of securities with respect to which such persons have the right to request such inclusion), and (ii) with respect to a registration statement initiated by the Company for the account of third parties exercising demand registration rights, first, to such third parties, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.3 (excluding underwriters’ and brokers’ discounts and commissions and any fees or disbursements of counsel for the selling Holder(s)), including, without limitation all governmental registration and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

1.4 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as commercially reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the end of the Effective Period.

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (it being understood and agreed that, as a condition to the Company’s obligations under this clause (e), each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement);

(f) make commercially reasonable efforts to notify (at least one business day prior) each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; and

(h) the Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in any registration statement, prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1.2 or 1.3 hereof that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to timely effect the registration of their Registrable Securities.

1.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 1.2 or 1.3 hereof:

(a) By the Company. Except as prohibited by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), against all losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a)

shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

(b) By Selling Holders. Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against all losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or such other Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 1.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7.

(d) Contribution. If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) Survival. The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Shares, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) as long as a Holder owns Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent periodic report of the Company and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

1.9 Termination of the Company’s Obligations. The Company shall have no obligations pursuant to Sections 1.2 or 1.3 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 1.2 or 1.3 if all such Registrable Securities proposed to be sold by a Holder (and its affiliates) may be sold without limitation or registration under the Securities Act pursuant to Rule 144.

2. General Provisions.

2.1 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, deposited in the international air mail postage prepaid, or sent by facsimile or e-mail when receipt is electronically confirmed (i) if to Shareholders, as set forth below Shareholders’ name on the signature page of this Agreement, and (ii) if to the Company, to the address set forth below:

INSERT ADDRESS

Any party hereto (and such party’s permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall be deemed conclusively given when personally delivered or sent in the manner set forth above.

2.2 Entire Agreement. This Agreement, together with all the exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

2.3 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York, excluding that body of law relating to conflict of laws and choice of law that would result in the application of the substantive law of another jurisdiction.

2.4 Dispute Resolution. All disputes arising out of or relating to this Agreement will be resolved by mandatory, binding arbitration in accordance with this Section. Any arbitration commenced pursuant to this Section 2.4 will be conducted in Hong Kong under the Arbitration Rules of the United Nations Commission on International Trade Law by arbitrators appointed in accordance with such rules. The arbitration and appointing authority will be the Hong Kong International Arbitration Centre (“HKIAC”). The arbitration will be conducted by a panel of three arbitrators, one chosen by the Shareholders, one chosen by the Company and the third chosen by agreement of the two selected arbitrators; failing agreement within 30 days prior to commencement of the arbitration proceeding, the HKIAC will appoint the third arbitrator. The proceedings will be confidential and conducted in English. The arbitral tribunal will have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a disputed matter, and its award will be final and binding on the parties. The arbitral tribunal will determine how the parties will bear the costs of the arbitration. Notwithstanding the foregoing, each party to this Agreement will have the right at any time to immediately seek injunctive relief, an award of specific performance or any other equitable relief against the other party in any court or other tribunal of competent jurisdiction. During the pendency of any arbitration or other proceeding relating to a dispute between the parties, the parties will continue to exercise their remaining respective rights and fulfill their remaining respective obligations under this Agreement, except with regard to the matters under dispute.

2.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

2.6 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

2.7 Successors and Assigns. Subject to Section 2.13, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto. In furtherance thereof, it shall be a condition to the consummation of the Business Combination that the Company assign, pursuant to a separate assignment agreement, all of its rights and obligations under this Agreement with respect to the registration of the Registrable Securities to MK Cayman and MK Cayman shall assume all such rights and obligations of the Company hereunder.

2.8 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

2.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.10 Adjustments for Stock Splits and Certain Other Changes. Wherever in this Agreement there is a reference to a specific number of Shares of the Company, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

2.11 Aggregation of Stock. All shares deemed to be “beneficially owned” (as such term is defined under Rule 13d-3 of the Exchange Act) by any entity or person, shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

2.12 Assignment. Notwithstanding anything herein to the contrary, the rights of any of Arch BVI, Capital Ally or any other Holder herein may be assigned only to (i) a party who acquires at least [                    ] Registrable Securities (as adjusted for stock splits, dividends, and the like) or (ii) a direct or indirect stockholder, partner, member, or beneficiary of Arch BVI or Capital Ally; provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name, address and tax identification number of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further that any such assignee (a) shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 2, and (b) is not a direct competitor of the Company as determined in good faith by the Company’s Board of Directors.

2.14 Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, Arch BVI and Capital Ally. Any amendment or waiver effected in accordance with this Section 2.14 shall be binding upon each Holder, each permitted successor or assignee of such Holder and the Company.

2.15 Termination. This Agreement shall terminate in the event the Business Combination is not consummated or the Agreement and Plan of Merger, Conversion and Share Exchange is terminated.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

Middle Kingdom Alliance Corp.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR THE SHAREHOLDERS FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

ARCH DIGITAL HOLDINGS LIMITED

By:
Name:
Title:

Mailing Address:

CAPITAL ALLY INVESTMENTS LIMITED

By:
Name:
Title:

Mailing Address: